UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                 FORM 8-K

                              CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



     Date of Report (Date of Earliest Event Reported):  June 17, 2009



                              LANDAUER, INC.
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          (Exact Name of Registrant as Specified in its Charter)



                                 Delaware
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              (State or Other Jurisdiction of Incorporation)



             1-9788                               06-1218089
     ------------------------        ------------------------------------
     (Commission File Number)        (I.R.S. Employer Identification No.)



  2 Science Road, Glenwood, Illinois                60425
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(Address of Principal Executive Offices)          (Zip Code)



                              (708) 755-7000
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           (Registrant's Telephone Number, Including Area Code)



                              Not Applicable
       -------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On June 17, 2009, Landauer, Inc. (the "Company") executed a first amendment (the "Amendment") to its loan agreement with U.S. Bank National Association ("U.S. Bank" or the "Bank"). This amendment of the original loan agreement, dated October 5, 2007, among other things:

   . Increased the aggregate amount of funds available to the Company under its credit facility with U.S. Bank from $15.0 million to $30.0 million; subject, with respect to amounts borrowed in excess of $20.0 million, to a borrowing base test.

   .  Extended the maturity date to June 16, 2011.

   . Deleted the tangible net worth covenant of the original loan agreement and replaced with the requirement to maintain a fixed charge coverage ratio (as calculated pursuant to the terms of the Amendment) as of the end of each calendar quarter of not less than
      1.35 to 1.00.

   . Changed the required funded debt to EBITDA ratio to be less than or equal to 1.5 to 1.00.

   . Modified the manner in which the interest rate on outstanding amounts would be determined. The Amendment continues to permit the Company to elect to pay an annualized interest rate based on either LIBOR or the Bank's prime rate. For rates that are based on LIBOR, the Amendment increased the rate from LIBOR plus 1% to LIBOR plus 2.9%. For rates that are based on the Bank's prime rate, the Amendment increased the rate from prime minus 0.5% to prime plus 0.47%.

   . Increased the fee for outstanding letters of credit from an annualized rate of 1% of the face amount of the letter of credit to an annualized rate of 1.9% of the face amount of the letter of credit.

      The foregoing summary of the material terms of the Amendment is qualified in its entirety by the complete terms and conditions of the Amendment, which is attached as Exhibit 10.1 hereto and incorporated herein by reference. The foregoing summary may not contain all of the information about the Amendment that is important to you.



Item 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      (d)   Exhibits.

            10.1 First Amendment, dated June 17, 2009, to Loan Agreement between Landauer, Inc. and U.S. Bank National
                  Association, dated October 5, 2007



















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                                 SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    LANDAUER, INC.



Dated:  June 23, 2009               /s/ Jonathon M. Singer
                                    ------------------------------
                                    Jonathon M. Singer
                                    Senior Vice President, Finance,
                                    Secretary, Treasurer, and
                                    Chief Financial Officer
                                    (Principal Financial and
                                    Accounting Officer)


















































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